SMC Global Securities Limited

Index to Condensed Consolidated Financial Statements

Pages

Statements of Income

2

Balance Sheets

3

Statements of Cash Flows

5

Statements of Changes in Shareholders’ Equity

7

Notes to Financial Statements

8

                                                                        SMC Global Securities Limited

Condensed Consolidated Statements of Income

(Unaudited)

For the quarter ended June 30, (Rs. in thousands, except per share data)	2010	2011	2011 Convenience translation into US$
Revenues:
Commission income	380,366	321,768	7,216
Proprietary trading, net	246,746	229,997	5,158
Distribution income, net	15,815	14,234	319
Interest and dividends	50,342	77,102	1,729
Other income	584	10,121	227
Total revenues		653,222	14,650
Expenses:
Exchange, clearing and brokerage fees	261,895	236,257	5,298
Employee compensation and benefits	283,045	256,556	5,754
Information and communication	21,653	27,040	606
Advertisement expenses	17,820	29,473	661
Depreciation and amortization	39,211	36,961	829
Interest expense	29,796	56,433	1,266
General and administrative expenses	105,472	86,820	1,947
Total expenses		729,540	16,361
Earnings before income taxes	(65,039)	(76,318)	(1,712)
Income taxes	(17,489)	(8,862)	(199)
Earnings after income taxes	(47,550)	(67,456)	(1,513)
Share in profits of equity investee	(1,429)	2,316	52
Earnings before extraordinary gain	(48,979)	(65,140)	(1,461)
Extraordinary gain	-	-	-
Non controlling interest	(12,778)	(21,621)	(485)
Net income	(36,201)	(43,519)	(976)
Earnings per share:
Basic Earnings before extraordinary gain	(3.45)	(4.15)	(0.09)
Basic Extraordinary gain	-	-	-
Basic Net income	(3.45)	(4.15)	(0.09)
Weighted average number of shares used to compute basic and diluted earnings per share	10,478,387	10,478,387	10,478,387
Diluted Earnings before extraordinary gain	(3.31)	(4.15)	(0.09)
Diluted Extraordinary gain	-	-	-
Diluted Net income	(3.31)	(4.15)	(0.09)
Weighted average number of shares used to compute basic and diluted earnings per share	10,478,387	10,478,387	10,478,387

The accompanying notes are an integral part of these financial statements

Page  of 23

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2011	June 30, 2011	June 30, 2011 Convenience translation into US$
Assets
Cash and cash equivalents	119,243	198,617	4,454
Receivables from clearing organizations (net of allowance for doubtful debts of Rs Nil as of March 31, 2011 and Rs Nil as of June 30, 2011)	480,887	2,140	48
Receivables from customers (net of allowance for doubtful debts of Rs.99,382 as of March 31, 2011 and Rs.100,038 as of June 30, 2011)	1,242,346	1,578,551	35,401
Due from related parties	71,670	76,093	1,707
Securities owned:
Marketable, at market value	1,066,336	980,979	22,000
Commodities, at market value	231,982	302,422	6,782
Derivatives assets held for trading	294,631	352,670	7,909
Investments	368,626	326,024	7,312
Deposits with clearing organizations and others	2,359,346	2,937,710	65,883
Property and equipment (net of accumulated depreciation of Rs. 397,826 as of March 31, 2011 and Rs. 427,063 as of June 30, 2011)	316,740	294,482	6,604
Intangible assets (net of accumulated amortization of Rs. 108,333 as of March 31, 2011 and Rs. 114,967 as of June 30, 2011)	32,788	28,062	629
Deferred taxes, net	210,798	223,338	5,009
Other assets	1,192,053	1,180,972	26,485
Total Assets	7,987,446	8,482,059	190,223
Liabilities and Shareholder’s Equity
Payable to broker-dealers and clearing organizations	107,404	92,554	2,076
Payable to customers	1,997,444	2,524,646	56,619
Derivatives held for trading	178	-	-
Accounts payable, accrued expenses and other liabilities	269,780	284,102	6,371
Due to related parties	-	4,872	109
Overdrafts and long term debt	1,629,618	1,658,102	37,186
Total Liabilities	4,004,424	4,564,276	102,361
Commitments and contingencies (Note 23)

The accompanying notes are an integral part of these financial statements

Page  of 23

SMC Global Securities Limited

Condensed Consolidated Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2011	June 30, 2011	June 30, 2011 Convenience translation into US$
Shareholders' Equity
Common Stock	104,784	104,784	2,350
(15,000,000 common stock authorized; 10,478,387 and 10,478,387 equity shares issued and outstanding as of March 31, 2010 and June 30, 2010; par value Rs. 10)
Subscription received in advance	6,000	6,000	135
Additional paid in capital	2,903,173	2,903,173	62,327
Retained earnings	821,324	777,807	17,444
Accumulated other comprehensive income / (loss)	8,739	8,638	194
Total Shareholders' Equity	3,844,020	3,800,402	85,230
Non controlling interest	139,002	117,382	2,632
Total Liabilities and Shareholders' Equity	7,987,446	8,482,059	190,223

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows

(Unaudited)

For the quarter ended June 30, (Rs. in thousands)	2010	2011	2011 Convenience translation into US$
Cash flows from operating activities
Net profit	(36,201)	(43,518)	(976)
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	39,211	36,961	829
Deferred tax expense / (benefit)	(32,381)	(12,540)	(281)
Share of loss in equity investee and extraordinary gain	1,429	(2,316)	(52)
(Gain)/Loss on sale of property and equipment	(383)	(225)	(5)
(Gain) / Loss on sale of investment	(3,996)	(1,315)	(29)
Fair value (gain) / loss on investment	3,160	6,233	140
Fair value (gain) / loss on trading securities	4,245	12,846	288
Minority Interest	(12,778)	(21,621)	(485)
Provision for gratuity & Leave Encashment	2,403	4,137	93
Changes in assets and liabilities:
Receivables from clearing organizations	70,727	478,748	10,737
Receivables from customers	(7,561)	(338,205)	(7,585)
Dues from related parties	11,116	(4,423)	(99)
Dues to related parties	2,671	4,872	109
Securities owned	18,255	72,511	1,626
Commodities	22,099	(70,439)	(1,580)
Derivatives held for trading	(262,858)	(58,217)	(1,306)
Deposits with clearing organizations and others	(350,463)	(578,363)	(12,971)
Other assets	(39,070)	11,081	249
Membership in exchange	(65,510)	-	-
Payable to broker-dealers and clearing organizations	138,069	(14,849)	(333)
Payable to customers	363,313	527,202	11,823
Accounts Payable and Accrued expenses	60,096	12,185	273
Net cash used in operating activities	(74,407)	20,742	465
Cash flows from investing activities
Purchase of property and equipment	(17,377)	(8,639)	(194)
Proceeds from sale of property and equipment	557	678	15
Purchase of investments	(53,214)	-	-
Proceeds from sale of investments	77,593	40,000	897
Acquisition of intangible assets	(4,347)	(1,909)	(43)
Acquisition of business, net of cash acquired	-	-	-
Net cash used in/from investing activities	3,212	30,131	676

SMC Global Securities Limited

Condensed Consolidated Statements of Cash Flows

(Unaudited)

For the quarter ended June 30, (Rs. in Thousands)	2010	2011	2011 Convenience translation into US$
Cash flows from financing activities
Net movement in overdrafts and long term debt	88,310	28,484	639
Movement in other comprehensive income / (loss)	(2,285)	-	-
Subscription refunded	(4,536)	-	-
Net cash provided by financing activities	81,489	28,484	639
Effect of exchange rate changes on cash and cash equivalents	31	17	-
Net Increase / (decrease) in cash and cash equivalents during the period	10,325	79,374	1,780
Add : Balance as of beginning of the period	78,447	119,243	2,674
Balance as of end of the period	88,772	198,617	4,454

The accompanying notes are an integral part of these financial statements

Page  of 23

SMC Global Securities Limited

Condensed Consolidated Statements of Changes in Shareholders’ Equity

(Unaudited)

Three months ended June 30, 2010

(Rs. in thousands)	Common Stock		Subscription received in advance	Additional Paid in Capital	Retained earnings	Other reserves	Accumulated other comprehensive income / (loss)	Non controlling interest	Total
	Shares	Par value
Balance as of March 31, 2010	10,478,387	104,784	10,536	2,779,175	1,020,798	123,998	8,020	260,901	4,308,212
Subscription refunded	-	-	(4,536)	-	-	-	-	-	(4,536)
Net income for the period	-	-	-	-	(36,201)	-	(2,285)	(12,778)	(51,264)
Balance as of June 30, 2010	10,478,387	104,784	6,000	2,779,175	984,597	123,998	5,735	248,123	4,252,412
Balance as of June 30, 2010 Convenience translation into US$		2,258	129	59,883	21,216	2,672	124	5,346	91,628

Three months ended June 30, 2011

(Rs. in thousands)	Common Stock		Subscription received in advance	Additional Paid in Capital	Retained earnings	Other reserves	Accumulated other comprehensive income / (loss)	Non controlling interest	Total
	Shares	Par value
Balance as of March 31, 2011	10,478,387	104,784	6000	2,903,173	821,324	-	8,739	139,002	3,983,022
Subscription refunded	-	-	-	-	-	-	-	-	-
Net income for the period	-	-	-	-	(43,518)	-	(101)	(21,621)	(65,240)
Balance as of June 30, 2011	10,478,387	104,784	6,000	2,903,173	777,806	-	8,638	117,382	3,917,783
Balance as of June 30, 2011 Convenience translation into US$		2,350	135	65,108	17,444	-	194	2,632	87,862

The accompanying notes are an integral part of these financial statements

Page  of 23

SMC Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

1.

Description of Business

SMC Global Securities Limited (the “Company” or “SMC Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the National Stock Exchange of India Limited (“NSE”) in the capital market and trading and clearing member in the futures and options market. Further, the Company is trading and clearing member of NSE and MCX Stock Exchange Limited in currency segment of the Exchange. Pursuant to amalgamation of SAM Global Securities Limited (“SAM”) with the Company, now the Company is also a trading member of the Bombay Stock Exchange Limited (“BSE”) in the capital market, trading and clearing member in the futures and options market and also provides depository participant services through Central Depository Services (India) Limited and National Securities Depository Limited. Its wholly owned subsidiary, SMC Comtrade is a trading and clearing member of National Commodity Exchange of India (“NCDEX”) and Multi Commodity Exchange of India (“MCX”) in the commodity market. SMC Comex International, DMCC (“SMC Comex”), a wholly owned subsidiary of SMC Comtrade holds trading and clearing membership for Dubai Gold Commodity Exchange (“DGCX”) and SMC Insurance Brokers Private Limited is also wholly owned subsidiary of SMC Comtrade Limited and holds broking license from IRDA (Insurance & Regulatory Development Authority of India) in the life and non life insurance. The Company is a holding company of SMC Investments and Advisors (India) Limited (Formerly known as Sanlam Investments and Advisors (India) Limited) which is engaged in the business of portfolio management consultancy. Last year in the month of August, 2008 the Company has also become holding company of SMC Capitals Limited, registered as Category I Merchant Banker with SEBI and of Moneywise Financial Services Private Limited, registered as Non- Banking financial Company with Reserve Bank of India (“RBI"). The Company has formed a wholly owned subsidiary, SMC ARC Limited “SMC ARC” to enter into the business of asset reconstruction. SMC ARC still to apply for obtain the requisite approval to commence the business.

The Company’s shares are listed on the Delhi Stock Exchange, Ludhiana Stock Exchange, Ahmedabad Stock Exchange and Calcutta Stock Exchange in India. Pursuant to amalgamation of SAM with the Company, now the Company is also listed on the Guwahati Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services, distribution of financial products such as mutual funds and initial public offerings.

2.

Summary of Significant Accounting Policies

Basis of Preparation

The consolidated financial statements include the accounts of SMC Global Securities Limited, its wholly-owned subsidiary (‘Group’) and their equity affiliates. The statement of income includes the results of SMC Comtrade, SMC Wealth, SMC Capitals, SMC ARC, Moneywise Financial,  SMC Comex and SMC Insurance from the date of acquisition. All significant intercompany transactions have been eliminated. The Group accounts for investments in entities that are not variable interest entities where the Group owns a voting or economic interest of 20% to 50% and/or for which it has significant influence over operating and financing decisions using the equity method of accounting. The Group’s equity in the profits/(losses) of affiliates is included in the statements of income unless the carrying amount of an investment is reduced to zero and the Group is under no guaranteed obligation or otherwise committed to provide further financial support.

The Group consolidates investments in which it holds, directly or indirectly, more than 50% of the voting rights or where it exercises control.

Use of Estimates

In preparing these financial statements, management makes use of estimates concerning certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and certain revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.

Foreign Currency and Convenience Translation

The accompanying financial statements are reported in Indian rupee (“INR” or “Rs.”). The Indian rupee is the functional currency for the Group and its affiliates, other than SMC Comex. The functional currency of SMC Comex is its local currency (“AED”). Assets and liabilities of SMC Comex are translated at year-end rates of exchange, and income statement accounts are translated at weighted average rates of exchange for the year. Gains or losses resulting from foreign currency transactions are included in net income.

For the convenience of the reader, the financial statements as of and for the year ended March 31, 2011 have been translated into U.S.dollars (US$) at US$1.00 = Rs. 44.54 based on the spot exchange as on March 31, 2011 declared by the Federal Reserve Board, United States of America. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all. The convenience translation is unaudited.

Revenue Recognition

a) Proprietary Trading

Revenues from proprietary trading consist primarily of net trading income earned by the Group when trading as principal. Net trading income from proprietary trading represents trading gains net of trading losses. Proprietary revenue includes both realized and unrealized gains and losses. The profit and loss arising from all transactions entered into for the account and risk of the Group are recorded on a trade date basis.

Derivative financial instruments are used for trading purposes and carried at fair value. Market value for exchange-traded derivatives, principally futures and options is based on quoted market prices. The gains or losses on derivatives used for trading purposes are included in revenues from proprietary trading. Purchases and sales of derivative financial instruments are recorded on trade date. The transactions are recorded on a net basis when the legal right of offset exists.

b) Commission Income

Commission income is recognized on trade date basis as securities transactions occur. Commission income from insurance broking business is recognized on the logging in or placement of policies with the respective insurance company. The Group reports commission income on transactions as revenue on gross basis and reports commissions paid to sub brokers as commission expense.

c) Distribution Income

The Group earns distribution income on distribution of initial public offerings, mutual funds and other securities on behalf of the lead managers of those offerings, mutual funds and other securities. The Group’s primary obligation is distribution and collection of the subscription forms through its sub-broker network for which it is compensated by the lead managers. It recognizes distribution income net of distribution revenues attributable to sub-brokers when significant obligations have been fulfilled and the right to recognize revenue has been established.

d) Portfolio Management and Consultancy Services

The Group renders portfolio management services and management consultancy. It recognizes the fee income on an accrual basis in accordance with the terms of agreement and completion of service.

Securities Transactions

Securities owned consist of securities and derivative instruments used for trading purposes and for managing risk exposure in trading inventory. Proprietary security transactions are recorded on a trade date basis at fair value. Changes in fair value of securities (i.e., unrealized gains and losses) are recognized as proprietary trading revenues in the current period.

Marketable securities are valued at market value, based on quoted market prices and securities not readily marketable are valued at fair value as determined by management.

Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, the Group evaluates, among other factors, the duration and extent to which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the Group to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with maturities of 90 days or less at the date of acquisition.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided over estimated useful life using the straight-line method. The estimated useful lives of assets are as follows:

Buildings	50 years
Equipment, vehicles and furniture	5 years
Computer hardware	3 years
Satellite equipment (“VSAT”)	10 years

Purchased Intangible Assets

Purchased intangible assets are amortized over their useful lives unless these lives are determined to be indefinite. Purchased intangible assets are carried at cost, less accumulated amortization. Amortization is computed over the estimated useful lives of three years using the straight-line method.

Impairment of Long-Lived Assets

Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Indefinite lived intangible assets are tested annually for impairment. Determination of recoverability of long-lived assets and certain identifiable intangible assets is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Receivables and Payables

Customer Receivables and Payables

Customer securities transactions are recorded on a settlement date basis. Receivables from and payables to customers include amounts due on cash transactions, including derivative contracts transacted on behalf of the Group’s customers. Securities owned by customers, including those that collateralize margin or other similar transactions, are not reflected on the financial statements.

Brokers-Dealers and Clearing Organizations Receivables and Payables

Amounts due from and due to other broker-dealers and clearing organizations include net receivables or payables arising from unsettled regular-way transactions, failed settlement transactions and commissions.

Allowance for Doubtful Accounts

Management estimates an allowance for doubtful accounts to reserve for potential losses from unsecured and partially secured customer accounts deemed uncollectible. The facts and circumstances surrounding each receivable from customers and the number of shares, price and volatility of the underlying collateral are considered by management in determining the allowance. Management continually evaluates its receivables from customers for collectability and possible write-off. The Group manages the credit risk associated with its receivables from customers through credit limits and continuous monitoring of collateral.

Membership in Exchanges

Exchange memberships owned by the Group are originally carried at cost. Adjustments to carrying value are made if the Group determines that an “other-than-temporary” decline in value has occurred. In determining whether the value of the exchange memberships the Group owns are impaired (that is, fair market value is below cost) and whether such impairment is temporary or other-than-temporary, the Group consider many factors, including, but not limited to, information regarding recent sale and lease prices of exchange memberships, historical trends of sales prices of memberships, the current condition of the particular exchange’s market structure, legal and regulatory developments affecting the particular exchange’s market structure, trends in new listings on the particular exchange, general global and national economic factors and the Group’s knowledge and judgment of the securities market as a whole.

Advertising Costs

All advertising costs are expensed as incurred.

Employee Benefits

i) Provident Fund

In accordance with Indian law, employees are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employee and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’ basic salary. These contributions are made to the fund administered and managed by the Government of India. The Group’s monthly contributions are charged to income in the period they are incurred. The Group has no further obligations under the plan beyond its monthly contributions.

ii) Gratuity Plan

The Group has a defined benefit retirement plan (the “Gratuity Plan”) covering all its employees in India. The Gratuity Plan provides a lump sum payment to vested employees at retirement or termination of employment based on the respective employee's salary and years of employment with the Group.

The Group provides for the Gratuity Plan on the basis of actuarial valuation. All actuarial gains or losses are expensed off in the year in which they arise.

The funded status of the Group’s retirement related benefit plan is recognized in the balance sheet. The funded status is measured as the difference between the fair value of plan assets and the projected benefit obligation at March 31, the measurement date.

iii) Compensated Absence

The employees of the Group are entitled to compensated absences based on the unavailed leave balance and the last drawn salary of the respective employees. The Group has provided for the liability on account of compensated absences in accordance with ASC 710-10-25 (SFAS No. 43, "Accounting for Compensated Absences"). The Group records a liability based on actuarial valuations.

Income Taxes

In accordance with the provisions of SFAS 109, "Accounting for Income Taxes", income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period of enactment. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized. Due to the intent and the ability of the Group to receive dividends and/or to liquidate investments in a tax-free manner, the Group has not recorded a deferred tax liability on the undistributed earnings of equity accounted associates.

Comprehensive Earnings

Comprehensive earnings for each of the three years in the period ended March 31, 2011, was equal to the Group’s net earnings.

Earnings Per Share

In accordance with the provisions of SFAS 128, "Earnings Per Share", basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period. The Company does not have any dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In December 2010 FASB issued ASU 2010-29 which states that a public entity is required to disclose pro forma information for material business combinations (on an individual or aggregate basis) that occurred in the current reporting period. The disclosures include pro forma revenue and earnings of the combined entity for the current reporting period as though the acquisition date for all business combinations that occurred during the year had been as of the beginning of the annual reporting period. If comparative financial statements are presented, the pro forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been as of the beginning of the comparable prior annual reporting period. The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010.

In December 2010, FASB issued ASU 2010-28 which states that an entity with reporting units having zero or negative carrying amounts, the second step of the impairment test shall be performed to measure the amount of impairment loss, if any, when it is more likely than not that a goodwill impairment exists. In considering whether it is more likely than not that a goodwill impairment exists, an entity shall evaluate whether there are adverse qualitative factors. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. We do not expect a significant impact upon adoption of the provisions of FASB guidance on the our consolidated financial statements.

In April 2010, FASB issued ASU 2010-13 which states that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, such an award should not be classified as a liability based only on this condition if it otherwise qualifies as equity. The amendments in this update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. We do not expect a significant impact upon adoption of the provisions of the FASB guidance on the our consolidated financial statements.

3.

Business Combination

The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141R “Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management's estimates and assumptions.

Under the scheme of amalgamation of SAM with the Company prepared under sections 391 and 394 and other applicable provisions of the Companies Act in India, the shareholders of SAM has received one equity share of the face value of Rs. 10 each of SMC for every six fully paid up shares of SAM on net basis. Under the Companies Act of India, the scheme has also been approved by Hon’ble High Court of Delhi vide order dated February 26, 2009. The appointed date of amalgamation is January 1, 2008 however the date of amalgamation for the accounting purpose is April 1, 2009. The merger was accounted for in the books under pooling of interest and accordingly all the assets & liabilities were measured at the book values and the purchase consideration has been allocated to the net assets. In connection with this allocation there is no goodwill / extraordinary gain arising out of the merger.

The company has subscribed 2,500,000 shares (Face value of Rs.10) at a premium of Rs. 90 each of its subsidiary SMC Comtrade Limited through fresh issue during the year.

The company has subscribed 500,000 shares (Face value of Rs. 10) at a premium of Rs. 10 each through fresh issue during the year and has also applied for 1,500,000 shares (Face value of Rs.10) of its subsidiary SMC Capitals Limited during the year.

SMC Comtrade Limited has subscribed 25,400,000 (Face value of Rs.10) shares in its wholly own subsidiary SMC Insurance Brokers Private Limited through fresh issue during the year.

The Group allocates the purchase price of its acquisitions to the tangible assets, liabilities and intangible assets acquired, based on their estimated fair values. The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141R“Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management's estimates and assumptions.

4.

Deposits with Clearing Organizations and Others

SMC Global is a member of the clearing organization at which it maintains cash on deposits required for the conduct of its day-to-day clearance activities. The Group also maintains deposits with its bankers as margin for credit facilities availed.

5.

Receivables from Exchange and Clearing Organizations

As of	March 31, 2011	June 30, 2011	June 30, 2011
			US $
Receivable from clearing organizations	480,887	2,140	48
Total	480,887	2,140	48

6.

Securities Owned

Securities consist of trading securities at market values, as follows:

As of	March 31, 2011	June 30, 2011	June 30, 2011
			US $
Equity shares	1,066,336	980,979	22,000
Total	1,066,336	980,979	22,000

7.

Derivatives assets held for trading

These consist of exchange traded futures and options at market values, as follows:

As of	March 31, 2011	June 30, 2011	June 30, 2011
			US $
Exchange traded derivatives held for trading	294,631	352,670	7,909
Total	294,631	352,670	7,909

8.

Other Assets

Other assets consist of:

As of	March 31, 2011	June 30, 2011	June 30, 2011
			US $
Advance to BCCL	499,953	486,232	10,905
Prepaid expenses	28,022	27,023	606
Security deposits	64,909	64,724	1,452
Advance tax, net	60,281	74,908	1,680
Others	538,888	528,086	11,843
Total	1,192,053	1,180,972	26,486

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for telecommunications, VSAT and assets taken on operating lease.

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax, net off amount of provision for income tax.

Others primarily includes advances paid for property being taken on lease, connectivity, advertisement and legal expenses.

Advances to BCCL reflect the amount paid as advance against advertisement expenses to Bennett Coleman & Co. Limited for the period of five years ending on April 14, 2013.

9.

Property and Equipment

Property and equipment consist of:

As of	March 31, 2011	June 30, 2011	June 30, 2011 US $
Land	10,022	10,022	225
Building	56,084	56,084	1,258
Equipment	103,476	104,236	2,338
Furniture and Fixture	191,727	193,783	4,346
Computer Hardware	285,040	288,274	6,465
Vehicle	31,552	32,482	728
Satellite Equipment	36,665	36,665	822
Total property and equipment	714,566	721,546	16,182
Less: Accumulated depreciation	397,826	427,063	9,578
Total property and equipment, net	316,740	294,482	6,604

Depreciation expense amounted to Rs. 31,807 and Rs. 30,326 for the quarter ended June 30, 2010 and 2011 respectively.

Property and equipment includes following assets under capital lease:

As of	March 31, 2011	June 30, 2011	June 30, 2011 US $
Vehicle	7,822	9,417	211
Total leased property and equipment	7,822	9,417	211
Less: Accumulated depreciation	1,531	2,017	45
Total leased property and equipment, net	6,291	7,399	166

10.

Intangible Assets

Intangible assets consist of:

As of	March 31, 2011	June 30, 2011	June 30, 2011 US $
Intangible assets subject to amortization
Software	128,235	130,138	2,919
Customer relationship	7,500	7,500	168
Intangible assets not subject to amortization
Goodwill	1,500	1,500	34
Membership in exchanges	3,886	3,891	87
Total intangible assets	141,121	143,029	3,208
Less: Accumulated amortization	108,333	114,967	2,578
Total intangible assets, net	32,788	28,061	630

 Amortization expense amounted to Rs. 7,404 and Rs. 6,635 for the quarters ended June 30, 2010 and 2011 respectively.

11.

Investments

Investments consist of:

As of	March 31, 2011	June 30, 2011	June 30, 2011 US $
Investments accounted for by equity method	172,435	174,752	3,919
Trading Investment	116,945	75,820	1,700
Other investment	79,246	75,452	1,692
Total	368,626	326,024	7,312

As part of its corporate strategy and in the normal course of its business, the Group makes investments in the equity of companies which are engaged in businesses similar to Group’s core business.

SMC Global holds 49,000 shares, representing 40% interest in Trackon Telematics Pvt. Ltd. The Group accounts for its investment in Trackon Telematics Pvt. Ltd. under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 12,718 as on June 30, 2011.

The group has entered into the business of asset management along with Sanlam Investment Management Company Limited through equity participation. The Company has invested Rs. 159,900 to acquire 15,990,000 equity shares of Sanlam Investment Management (India) Limited representing 39% interest. The Group accounts for its investment in Sanlam Investment Management (India) Limited under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 157,938 as on June 30, 2011. Further, the Company has invested Rs. 3,900 to acquire 390,000 equity shares of Sanlam Trustee Company (India) Limited representing 39% interest. The Group accounts for its investment in Sanlam Trustee Company (India) Limited under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 4,095 as on June 30, 2011.

Trading investment as of June 30, 2011 Rs. 75,820 includes investment in shares, mutual fund and derivatives and include net unrealized gain/(loss).

12.

Overdrafts and Long Term Debt

Bank Overdrafts

The Group’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 928,872 and Rs. 982,343 as of March 31, 2011 and June 30, 2011, respectively, at average effective interest rates of 8.75% and 7.77%, respectively.  Deposits have been pledged by the Group with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

Book Overdraft

Book overdrafts were Rs. 171,022 and Rs. 144,874 at March 31, 2011 and June 30, 2011, respectively.

Long Term Debt

Long term debt outstanding comprises of loans taken against vehicles. The long term debt was Rs.  4,724 and Rs. 5,884 at March 31, 2011 and June 30, 2011, respectively, at average effective interest rates of 9.7% and 9.7%, respectively.  Long term debt is secured by hypothecation of vehicles.

Long-term debt outstanding comprises of term loan facilities. The long-term debt was Rs. 525,000 and Rs. 525,000 at March 31, 2011 and June 30, 2011, respectively, at average effective interest rates of 12.6% and 12.6%, respectively

13.

Net Capital Requirements

The Group is subject to regulations of SEBI and stock exchanges, which specifies minimum net capital requirements. The net capital for this purpose is computed on the basis of the information contained in Company’s statutory books and records kept under accounting principles generally accepted in local jurisdiction. The Company submits periodic reports to the regulators.

SMC Global is subject to regulations of SEBI, NSE and BSE in India. The Company is required to maintain net capital of Rs. 100,000 in NSE and Rs. 30,000 in BSE. As of March 31, 2011 and June 30, 2011, the net capital as calculated in the periodic reports was Rs. 1,168,390 and Rs 1,350,203, which was in excess of its net capital requirement.

SMC Comtrade is subject to regulations of MCX, NCDEX, ICEX, NMCE, NCDEX Spot and NSEL in India, which specifies minimum net capital requirements of Rs. 70,000 in aggregate. As of March 31, 2011 and June 30, 2011, the net capital as calculated in the periodic reports was Rs. 707,720 and Rs. 708,660, which was in excess of its net capital requirement.

SMC Comex is subject to regulations of DGCX in Dubai. The Company is required to maintain net capital of USD 350 thousand which is equivalent to Rs. 16,244. As of March 31, 2011 and June 30, 2011, the net capital as calculated in the periodic reports was Rs. 13,559 and Rs. 10,230.

SMC Capital is subject to regulations of SEBI in India. The Company is required to maintain net capital of Rs. 50,000. As of March 31, 2011 and June 30, 2011, the net capital as calculated in the periodic reports was Rs. 58,827 and Rs. 92,244, which was in excess of its net capital requirement.

14.

Payable to Broker Dealers and Clearing Organizations

As of	March 31, 2011	June 30, 2011	June 30, 2011 US $
Payable to clearing organizations	24,697	36,524	819
Commission payable	82,707	56,029	1,257
Total	107,404	92,554	2,076

15.

Accounts Payable, Accrued Expenses and Other Liabilities

As of	March 31, 2011	June 30, 2011	June 30, 2011 US $
Security deposits	26,311	25,423	570
Accrued expenses	69,989	92,325	2,071
Other liabilities	34,030	34,283	769
Provision for gratuity	20,157	22,651	508
Salary payable	82,561	64,011	1,436
Others	36,732	45,409	1,018
Total	269,780	284,102	6,372

Security deposits primarily include deposits taken from sub-brokers for satellite equipment and deposits from employees.

16.

Distribution Income

The net distribution income comprises of:

As of	June 30, 2010	June 30, 2011	June 30, 2011 US $
Gross distribution revenue	54,349	55,447	1,243
Less: Distribution revenues attributable to sub-brokers	38,534	38,229	857
Net distribution income	15,815	17,218	2,100

18.

Employee benefits

The Gratuity Plan

Net gratuity cost for the three months ended June 30, 2010 and 2011 comprises the following components:

Quarter ended June 30,	2010	2011	2010 US $
Service cost	2,263	1871	42
Interest cost	198	417	9
Amortization	(58)	(193)	(4)
Net gratuity costs	2,403	2,095	47

Provident Fund

The Group’s contribution towards the provident fund amounted to Rs. 5,380 and Rs. 4,894 for the quarter ended June 30, 2010 and 2011 respectively.

19.

Income Taxes

The effective tax rate was 33.22% and 33.22% in the first quarter of year 2010 and 2011 respectively.

The Group’s major tax jurisdiction is India. In India, the assessment is not yet completed for the financial year 2008-09 and onwards.  The Group continues to recognize interest and penalties related to income tax matters as part of the income tax provision.

20.

Collateral and Significant Covenants

The Group has provided its assets as collateral for credit facilities availed from banks and for margin requirements with exchanges. Amounts that the Group has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of	March 31, 2011	June 30, 2011	June 30, 2011 US $
Fixed deposits	2,087,369	2,252,986	50,527
Securities owned	532,730	341,642	7,662
Total	2,620,099	2,594,628	58,189

The fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

State Bank of Bikaner and Jaipur, one of the bankers to the Group, has created first pari-passu charge over the current assets of SMC, as a security for credit facilities provided to the Group.

The Federal Bank Limited, one of the bankers to the Group, has created charge over Term Deposit  for credit facilities provided to the Group.

The Company has obtained overdraft facility against pledge of shares from Kotak Mahindra Bank, Citi Bank and HDFC Bank. The Company has obtained overdraft facility against pledge of Term Deposits from HDFC Bank.

SMC Global has executed an undertaking in favour of Yes Bank, one of the bankers to the Group, agreeing to continue to maintain more than 26% holding in SMC Comtrade.

The group has obtained a term loan of Rs. 525,000 from ICICI Bank. It is secured by a first pari passu charge over all its movable property (present and future) and other tangible and intangible assets, includes trade receivables and current assets. It is further secured by pledging 10% of total paid up capital by promoters. The promoters have also provided a non disposable undertaking for 10% of paid up capital of the company. The debt is also secured by personnel guarantee of directors.

21.

Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended June 30, (in %)	2010	2011
Revenue from top two customers	1.63	1.93
Revenue from top five customers	3.07	4.02
Revenue from top ten customers	4.94	5.97

22.

Segment

The Group follows the provisions of SFAS 131 “Disclosures about Segments of an Enterprise and Related Information”. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders.

        The Group has recognized the following segments on the basis of Business activities carried on (including by its subsidiaries), in respect of which financial statements are consolidated with the financial statements of the Company.

        The accounting policies of the segments are the same as those described in note 2 – Summary of Significant Accounting Policies. Revenues and expenses are directly attributable to segments. Management evaluates performance based on stand-alone revenues and earnings after taxes for the companies in Group. The Group’s operations and customers are primarily based in India.

Quarter ended June 30,	2011
	Capital and derivatives markets	Commodities	Insurance	Wealth Management	NBFC Services	Merchant Banking	ARC	Elimination	Total	US $
Revenue from external customer excluding interest income	371,545	152,169	44,714	11,065	(2,057)	3,729	142	(9,302)	576,119	12,920
Earnings after taxes	(2,112)	(2,573)	(10,587)	(43,242)	(1,537)	(6,583)	(822)	-	(67,456)	(1,513)
Total assets	7,431,301	1,848,894	243,083	256,763	909,764	104,307	22,916	(2,334,968)	8,482,060	190,223

Quarter ended June 30,	2010
	Capital and derivatives markets	Commodities	Insurance	Wealth Management	NBFC Services	Merchant Banking	ARC	Elimination	Total	US $
Revenue from external customer excluding interest income	437,562	104,130	80,905	17,370	(3,499)	9,506	835	(3,298)	643,511	13,867
Earnings after taxes	(12,843)	10,850	(17,939)	(25,555)	(1,901)	(401)	239	-	(47,550)	(1,024)
Total assets	7,498,715	1,000,292	250,638	519,102	538,677	66,179	25,377	(1,604,028)	8,294,952	178,733

23.

Commitments and Contingent Liabilities

a)  Operating Leases

SMC Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 145,935 and Rs. 31,270 for the year ended March 31, 2011 and quarter ended June 30, 2011 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As of March 31, 2011 and June 30, 2011, guarantees of Rs 3,608,575 and Rs. 3,608,575 are provided by various banks to exchange clearing houses and sale tax authorities for the Group, in the ordinary course of business, as a security for due performance and fulfillment by the Group of its commitments and obligations.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charge commission as consideration to issue the guarantees. The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount. The Group recognizes commission expense over the period of the guarantee and classify in the income statement under ‘interest expense’. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Group to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c) Litigation

SMC Group has received few Show Cause Notices from SEBI. Group believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Group. Details of those show cause notices are as under;

Show Cause notice under Regulations 25 of SEBI(Intermediaries) Regulations, 2008 vide Notice No. EAD-4/ENQ/PKB/EIF-13/OW/22480/2010 dated 6th October 2010.

A routine inspection of clearing activities for 1st Dec. 2008 to 24th Nov. 2009 has been carried out by SEBI.  SEBI inspection reported under collection of margin from trading members, thereby wrong reporting of margin and excess exposure to client trading members. This had been duly replied in detail on 19th Apr., 2010. Possibly, this was not taken into consideration and show cause notice dated 6th Oct. 2010 was received from SEBI. This has been duly replied on 25th Nov. 2010. Thereafter, a presentation in person was made to SEBI officials on 7th April 2011 and further submission has been furnished on 9th May 2011. All the points have been thoroughly explained and substantiated.

 This matter is still pending before SEBI and we are hopeful of the positive outcome.

Show Cause Notice  No.Ead-5/Pg/Pr/15070/2011 Dated May 10, 2011 Under Rule 4 Of Sebi(Procedure For Holding Inquiry & Imposing Penalties By Adjudicating Officer) Rules, 1995 Against M/S Smc Global Securities Ltd

Above SCN was issued by SEBI appointed Adjudicating Officer against SMC Global Securities Limited for alleged violation of provisions of SEBI (Stock Brokers & sub-brokers) regulations 1992, as observed during the investigations by SEBI in to trading activities of Aditya Kumar Sharma & Abhilash Sharma for the period January 01, 2008 to May 31, 2008.

In this matter we have already submitted our written submission dated 6th June 2011. Personal hearing in this matter was held on 21st June 2011 and thereafter we have also submitted further written clarification dated 23rd June 2011 as raised by Adjudicating officer in the said hearing.

The above mentioned SCN has been disposed off by Adjudicating officer vide its ADJUDICATION ORDER NO. PG/AO-80/2011 dated 29th July 2011, there in he has imposed monetary penalty of Rs 50000/-. SMC has taken the decision to go for appeal against this adjudication order to Securities Appellate Tribunal (SAT).

24.

Subsequent Events

SANLAM International Investment Partners Limited has entered following share subscription agreement with SMC Global Securities Limited dated 11th November, 2010 and 31st May, 2011:

-

Issue of 467,371 equity shares of being 4.27% equity at Rs. 1,002.95 per share vide agreement dated 11th November, 2010

-

Issue of 367,687 equity shares being 3.25% equity at Rs. 1,115.10 per share vide agreement dated 31st May, 2011

The Company has entered following share purchase agreements with SANLAM International Investment Partners Limited dated 31st May, 2011:

-

Purchase of 25,010,000 equity shares being 61% equity interest in Sanlam Investment Management (India) Limited at Rs.8.80 per share aggregating Rs.220,088;

-

Purchase of 610,000 equity shares 61% interest in Sanlam Trustee Company (India) Limited at Rs.9.67 per share for Rs. 5,899;

-

Purchase of 7,499,999 equity shares being 49.99% interest in SMC Investment and Advisors Limited (Formerly Sanlam Investment and Advisors (India) Limited) at Rs.40 per share for Rs. 299,999

After the execution of the above share purchase agreements, the above companies will become wholly owned subsidiaries of the Group.

The above mentioned share subscription and purchase agreement shall be executed on completion of conditions precedent to the agreement and receipt of requisite approvals.

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